EXHIBIT 23.2
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                                                  Principal Officers:
      [GRAPHIC OMITTED - LOGO]
      GLJ Petroleum Consultants                   Harry Jung, P. Eng.
                                                       President, C.E.O.
                                                  Dana B. Laustsen, P. Eng.
                                                       Executive V.P., C.O.O.
                                                  Keith M. Braaten, P. Eng.
                                                       Executive V.P.

                                                  Officers / Vice Presidents:

                                                  Terry L. Aarsby, P. Eng.
                                                  Jodi L. Anhorn, P. Eng.
                                                  Neil I. Dell, P. Eng.
                                                  David G. Harris, P. Geol.
                                                  Myron J. Hladyshevsky, P. Eng.
                                                  Bryan M. Joa, P. Eng.
                                                  John H. Stilling, P. Eng.
                                                  Douglas R. Sutton, P. Eng.
                                                  James H. Willmon, P. Eng.


                               LETTER OF CONSENT


TO:    United States Securities and Exchange Commission



RE:    ENCANA CORPORATION ("EnCana") REGISTRATION STATEMENT ON FORM S-8

We hereby consent to the incorporation by reference, in this Registration Statement of EnCana Corporation (the "Registrant") on Form S-8, of the Annual Report of the Registrant on Form 40-F, dated February 23, 2007, for the year ended December 31, 2006, which document makes reference to our firm and our reports evaluating a portion of the Registrant's petroleum and natural gas reserves as at December 31, 2006.

                                                Your truly,

                                                GLJ PETROLEUM CONSULTANTS LTD.



                                                /s/ Harry Jung

                                                Harry Jung, P. Eng
                                                President


Calgary, Alberta
February 23, 2007



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